                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              FORM 8-K

                      CURRENT REPORT PURSUANT TO
                      SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                            July 19, 2002
                            -------------
           Date of report (Date of earliest event reported)

                       DONAR ENTERPRISES, INC.
                       -----------------------
        (Exact Name of Registrant as Specified in its Charter)

                               Delaware
                               --------
            (State or Other Jurisdiction of Incorporation)

                               0-49649
                               -------
                       (Commission File Number)

                              23-3083371
                              ----------
                  (IRS Employer Identification No.)

                      2000 Hamilton Street, #520
                 Philadelphia, Pennsylvania 19130-3883
   ----------------------------------------------------------------
   (Address of Principal Executive Offices)              (Zip Code)

                            (215) 893-3662
                            --------------
         (Registrant's Telephone Number, Including Area Code)

     1422 Chestnut Street, #410, Philadelphia, Pennsylvania 19102
     ------------------------------------------------------------
     (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS

         Our new address and telephone number is as follows:

             Donar Enterprises, Inc.
             2000 Hamilton Street, #520
             Philadelphia, Pennsylvania 19130-3883

             Telephone/Facsimile: (215) 893-3662

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DONAR ENTERPRISES, INC.
                                         (Registrant)

Date: July 19, 2002                      By: /s/ William Tay
                                         ---------------------------
                                         William Tay, President,
                                         Chief Executive Officer,
                                         Treasurer and Director